Convertible loans due from a related party	12 Months Ended
Dec. 31, 2017
Convertible loans due from a related party
Convertible loans due from a related party

10.  Convertible loans due from a related party

In January and April 2016, the Company granted two twelve-month unsecured short-term loans to Particle with a principal amount of US$10.0 million each at an interest rate of 4.35% per annum. In December 2016, the principals and the related accrued interests of the two loans with a total amount of US$20.7 million (RMB143.8 million) were converted into Series D1 convertible redeemable preferred shares of Particle at a conversion price of US$0.876847 per share.

In August 2016, the Company granted a new unsecured short-term loan to Particle with a principal amount of US$14.8 million (RMB98.1 million) at an interest rate of 4.35% per annum and with a term of no more than six months (the “August 2016 Loan”). The Company has the right to convert, at the Company’s option, all or a portion of the August 2016 Loan (including principal and interests) into Series D1 preferred shares to be issued by Particle on or before maturity date at a conversion price of US$1.071803 per share. In December 2016, the Company extended the terms of the August 2016 Loan from six months to twelve months. In August 2017, the Company extended the term of the August 2016 Loan from twelve months to eighteen months. As of December 31, 2017, the carrying value of the August 2016 Loan was RMB102.6 million (US$15.8 million).